UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2017

CSS Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-2661	13-1920657
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 Plymouth Road, Suite 300, Plymouth Meeting, PA	19462
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(610) 729-3959

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 21, 2017, our Board of Directors (“Board”) amended paragraph (b) of Section 3.04 of our bylaws to adopt a majority voting standard for uncontested director elections. As amended, our bylaws now provide that in any election for directors in which the number of nominees for director does not exceed the number of directors to be elected (an “Uncontested Election”), directors shall be elected by a majority of the votes cast with respect to that director, either in person or by proxy. Further, the amendment provides that a vote of a majority of the votes cast means that the number of shares voted “for” a director must exceed 50% of the votes cast with respect to that director.

Prior to the amendment, our bylaws provided for the election of directors by a plurality of the votes of the shares present in person or represented by proxy and entitled to vote on the election of directors. Under our bylaws, as amended, the foregoing “plurality” vote standard continues to apply in any director election that is not an Uncontested Election.

Additionally, on March 21, 2017, our Board amended Section 8.06 of our bylaws to provide that the bylaw provision containing the aforementioned voting standards for director elections may be altered, amended or repealed only by action of our stockholders. Prior to the amendment, our Board and our stockholders each had authority to alter, amend and repeal the bylaw provision containing the voting standards for director elections.

Item 7.01 Regulation FD Disclosure.
On March 21, 2017, our Board adopted the following director resignation policy and amended our Corporate Governance Principles to include such policy: “An incumbent Director who does not receive the requisite affirmative majority of the votes cast for his or her re-election in any Uncontested Election (as defined in the Company’s Bylaws) for the Board must submit to the Board his or her offer to resign, which offer shall be irrevocable pending Board action. Within ninety (90) days following certification of the stockholder vote, the independent members of the Board (excluding the nominee in question if applicable) shall make a determination as to whether to accept the director’s resignation.”

Item 9.01 Financial Statements and Exhibits

(d) The following Exhibit is filed herewith:

Exhibit No.	Description
3.1	Amendment to bylaws of CSS Industries, Inc. adopted March 21, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSS Industries, Inc.
(Registrant)

Date:	March 24, 2017	By:	/s/ William G. Kiesling
William G. Kiesling
Vice President–Legal and Licensing and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amendment to bylaws of CSS Industries, Inc. adopted March 21, 2017.

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